UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2016

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

5 Merchant Square
North Wharf Road
London, W2 1AY
United Kingdom
(Address of Principal Executive Offices)

(44) 203 786 5275
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Material Compensatory Plan, Contract or Arrangement

As previously announced by LivaNova Plc (the "Company" or "LivaNova") in its Current Report on Form 8-K dated July 6, 2016, Mr. Michel Darnaud, one of the Company's named executive officers, indicated that he will retire in the first quarter of 2017.

The terms of a Termination and Settlement Agreement dated August 3, 2016 between LivaNova France SAS, a wholly-owned subsidiary of the Company ("LivaNova France"), and Mr. Darnaud (the "Separation Agreement") gives effect to the terms of the 2015 Amendment to Employment Contract (the "2015 Amendment") between LivaNova France and Mr. Darnaud, filed as Exhibit 10.30 to the Company's 2015 Annual Report on Form 10-K/T.  Pursuant to the 2015 Amendment, Mr. Darnaud is entitled to receive a payment equal to 24 months of base salary calculated on the basis of the monthly gross base salary he received during the 12 months preceding notice of termination, plus two years of annual bonus calculated on the basis of the bonus criteria and targets applicable to the year of his separation.  These payments equal € 915,960 and € 567,895, respectively, and will be paid in two installments.  Pursuant to French law, Mr. Darnaud will also receive a mandatory retirement payment equal to € 98,029, payment in respect of holidays not taken, a prorated amount of the "13th month" paid under French law, and any bonus that will be earned under the Company's 2016 Annual Executive Bonus Program.

In addition, on August 4, 2016, Mr. Darnaud agreed to enter into a consulting agreement with LivaNova France (the "Consulting Agreement").  Under the terms of the Consulting Agreement, Mr. Darnaud will consult with and assist the Company in transitioning management of the Cardiac Surgery business to his successors, assist in matters related to that business generally, assist in any litigation matters, and provide other industry or management services.  In exchange, the Company will pay Mr. Darnaud € 120,000 in forty-eight (48) equal monthly installments, commencing within ten (10) business days after his termination from the Company.

The descriptions of the 2015 Amendment, the Separation Agreement, and the Consulting Agreement contained in this Form 8-K are not intended to be complete and are qualified in their entirety, respectively, by reference to the complete text of the 2015 Amendment, which is incorporated herein by reference, and the complete text of each of the Separation Agreement and the Consulting Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

10.1	Termination and Settlement Agreement effective August 3, 2016 between LivaNova France SAS and Mr. Michel Darnaud.
10.2	Consulting Agreement effective August 4, 2016 between LivaNova France SAS and Mr. Michel Darnaud.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: August 5, 2016	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Deputy Company Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Termination and Settlment Agreement effective August 3, 2016 between LivaNova France SAS and Mr. Michel Darnaud.
10.2	Consulting Agreement effective August 4, 2016 between LivaNova France SAS and Mr. Michel Darnaud.